EVO PAYMENTS, INC.

AMENDED AND RESTATED

2018 OMNIBUS INCENTIVE STOCK PLAN

Performance Stock Unit Agreement

This Performance Stock Unit Agreement (this “Agreement”) is made and entered into by and between EVO Payments, Inc., a Delaware corporation (the “Company”) and /$GranteeName$/ (the “Grantee”), pursuant to the EVO Payments, Inc. Amended and Restated 2018 Omnibus Incentive Stock Plan (the “Plan”).  Capitalized terms that are used but not defined herein have the meaning ascribed to them in the Plan.

Grant Date: /$GrantDate$/

Target Number of Performance

Stock Units: /$AwardsGranted$/

Performance Period:`	The three-year period commencing on January 1, 2022 (the “Commencement Date”) and ending on December 31, 2024

Vesting:     The third anniversary of the Grant Date

1.Grant of Performance Stock Units.  Pursuant to Section 8.1 of the Plan, the Company hereby issues to the Grantee an Award of performance-based Restricted Stock Units (the “Performance Stock Units”), in the target number set forth above.  Each Performance Stock Unit represents the right to receive one Share, subject to the terms and conditions set forth in this Agreement and the Plan.  The Performance Stock Units shall be credited to a separate account maintained for the Grantee on the books and records of the Company (the “Account”). All amounts credited to the Account shall continue for all purposes to be part of the general assets of the Company.

2.Consideration. The grant of the Performance Stock Units is made in consideration of the services to be rendered by the Grantee to the Company or its Affiliates.

3.Vesting and Forfeiture of Performance Stock Units.

3.1Continued Service.  Subject to Section 3.2 and 3.5, provided that the Grantee has not incurred a Termination of Service as of the third anniversary of the Grant Date, the Performance Stock Units will vest.

3.2Performance Vesting.  Notwithstanding Section 3.1, the actual number of Shares, if any, that the Grantee will earn for the Performance Period will be determined by whether and to what extent the performance goal(s), as set forth in Appendix I attached hereto, are satisfied during the Performance Period.  To the extent that a performance goal relates to and may be satisfied over a single calendar year or other specified portion of the Performance Period, such portion of the Performance Period is referred to herein as a “Performance Year.”

3.3Forfeiture of Performance Stock Units.   Except as the Committee may determine on a case-by-case basis or as provided in Sections 3.4 and 3.5 below or in a Grantee’s employment agreement, all Performance Stock Units shall be forfeited if the Grantee incurs a Termination of Service for any reason at any time prior to the third anniversary of the Grant Date.  In the event of a Termination by the Company or an Affiliate for Cause, all vested and unvested Performance Stock Units shall be immediately forfeited.

3.4 Death or Disability.  If the Grantee dies or incurs an involuntary Termination of Service by the Company and its Affiliates as the result of Death or Disability prior to the third anniversary of the Grant Date, then, notwithstanding the provisions of Section 3.3 above, the Grantee will become vested in that number of Performance Stock Units, and shall be entitled to settlement of that number of Shares determined (i) pursuant to Section 3.2 and Appendix I for any Performance Year that has been completed as of the date of the Termination of Service, and (ii) at target for any other Performance Year.

3.5Change in Control.

(a)Conversion of Award. In the event of a Change in Control prior to the third anniversary of the Grant Date, except to the extent that a Replacement Award is provided to the Grantee, then, notwithstanding anything in Section 15.1(a) of the Plan, the Performance Stock Units will convert to time-based restricted stock units or restricted stock of the Company or of the acquiror or successor or surviving entity, as determined by the Committee, as follows:

(i)For any completed Performance Year within the Performance Period, the Committee shall determine the number of Shares earned in such Performance Year, based on actual achievement of the performance goals for such Performance Year, with respect to one third of the target number of Performance Stock Units, and such Shares shall be converted to time-based restricted stock units or restricted stock, as determined by the Committee, of the Company or any acquiror or successor or surviving entity.

(ii) For any partially completed Performance Year within the Performance Period, the Committee shall determine the number of Shares underlying the Performance Stock Units that shall be converted to time-based restricted stock units or restricted stock of the Company or any acquiror or successor or surviving entity based on target performance (or greater than target performance based on actual performance for such partially completed Performance Year as determined in the reasonable discretion of the Committee);

(iii) For any Performance Years not covered by (i) or (ii), the target number of Shares underlying the Performance Stock Units shall be converted to time-based restricted stock units or restricted stock of the Company or any acquirer or successor or surviving entity.

(iv) The vesting of the time-based restricted stock units or restricted stock as so converted shall be accelerated if, within the 24-month period following the Change in Control, the Grantee incurs a Termination of Service initiated by the Company or the acquiror or successor or surviving entity or an Affiliate without Cause, or if the Grantee initiates a Termination with Good Reason. If not so accelerated, vesting shall occur on the third anniversary of the Grant Date, provided that the Grantee does not incur a Termination of Service prior to such date.

(b)Replacement Awards. Notwithstanding anything in Section 15.1(b)(ii) of the Plan, if a Change in Control occurs, to the extent that this Award is exchanged for a Replacement Award, the Performance Stock Units will not vest upon the Change in Control; provided, however, that, in the event that within twenty-four (24) months following a Change in Control, (i) the Grantee incurs a Termination of Service initiated by the Company or the acquiror or successor or surviving entity or an Affiliate without Cause, or if (ii) the Grantee initiates a Termination with Good Reason, then the Grantee will become fully vested with respect to all of the Replacement Awards that have not previously been vested, based on actual performance with respect to completed Performance Years, and based on the greater of target or actual performance with respect to incomplete Performance Years.

4.Restrictions.  Subject to any exceptions set forth in this Agreement or the Plan, until such time as the Performance Stock Units are settled in accordance with Article VIII of the Plan, the Performance Stock Units or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee.  Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Performance Stock Units or the rights relating thereto shall be wholly ineffective and, if any such attempt is made, the Performance Stock Units will be forfeited by the Grantee and all of the Grantee’s rights to such units shall immediately terminate without any payment or consideration by the Company.

5.Rights as Shareholder. The Grantee shall not have any rights of a stockholder with respect to the Shares underlying the Performance Stock Units (including, without limitation, any voting rights or any right to dividends paid with respect to the Shares underlying the Performance Stock Units) unless and until the Performance Stock Units vest and are settled by the issuance of Shares in accordance with Section 6.

6.Settlement and Payment of Performance Stock Units.

6.1Except as provided in Section 6.2 below, no later than March 15 of the calendar year following the year in which the third anniversary of the Grant Date falls, the Company shall (a) issue and deliver to the Grantee the number of Shares that have been earned and have vested in accordance with Sections 3.1 and 3.2 and Appendix I, and (b) enter the Grantee’s name on the books of the Company as the shareholder of record with respect to the Shares delivered to the Grantee.

6.2If, prior to the end of the Performance Period, a Grantee (a) dies, (b) incurs a Termination of Service by the Company and its Affiliates due to Disability, or (c) within the 24-month period following a Change in Control (i) incurs a Termination of Service initiated by the Company or the acquiror or successor or surviving entity or an Affiliate without Cause or (ii) initiates a Termination with Good Reason, the Company shall as soon as reasonably practicable but in any event no later than March 15 of the calendar year following the calendar year in which the Termination of Service occurs, (x) issue and deliver to the Grantee the number of Shares that have been earned and have vested in accordance with Sections 3.1, 3.2, 3.4 and 3.5 and Appendix I, and (y) enter the Grantee’s name on the books of the Company as the shareholder of record with respect to the Shares delivered to the Grantee.

6.3To the extent that the Grantee does not vest in any Performance Stock Units, all interest in such Performance Stock Units shall be forfeited. The Grantee has no right or interest in any Performance Stock Units that are forfeited.

7.No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Grantee any right to be retained in any position, as an Employee, consultant, advisor or Nonemployee Director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Grantee’s employment or service at any time for any reason.

8.Adjustments. If any change is made to the outstanding Shares or the capital structure of the Company, if required, the Performance Stock Units shall be adjusted in any manner as contemplated by Section 4.4 of the Plan.

9.Tax Liability and Withholding.

9.1The Grantee shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Grantee pursuant to the Plan, the amount of any required withholding taxes in respect of the Performance Stock Units and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes in accordance with Sections 17.1 and 17.2 of the Plan.

9.2Notwithstanding any action the Company takes with respect to income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of the Performance Stock Units or the subsequent sale of any Shares; and (b) does not commit to structure the Performance Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items.

10.Restrictive Covenants.

10.1 Grantee acknowledges and agrees that as a result of Grantee’s employment with the Company or an Affiliate: (i) Grantee will have substantial contact with, among others, customers, suppliers, partners, advertisers and vendors of the Company and its Affiliates, (ii) Grantee will be placed in a position of trust and responsibility and will have access to a substantial amount of confidential information and trade secrets and (iii) Grantee would have an unfair competitive advantage if Grantee were to engage in activities in violation of this Section. Grantee also acknowledges and agrees that the covenants in this are necessary to protect the Company and its Affiliates.

10.2 As a condition of Grantee’s receipt of this Award, Grantee agrees that, during the Restricted Period, Grantee will not, without prior written consent of the Company, directly or indirectly, own any interest in, manage, control, participate in (whether as an officer, employee, partner, investor, financing source, representative or otherwise), consult with, render services to, for or on behalf of, any Competitor in any geographic area in which the Company or any entity in which the Company owns, directly or indirectly, an equity interest, conducts business during the period of Grantee’s employment; provided, however, that the provisions of this Section shall not be deemed to prohibit Grantee from being a passive owner of not more than three percent (3%) of any class of securities of any Competitor having a class of securities registered pursuant to the Securities Exchange Act of 1934, as amended.

(i)“Restricted Period” means the period of Grantee’s employment and a period of twelve (12) months following the termination of Executive’s employment for any reason.

(ii)“Competitor” means any entity or person engaged directly or indirectly in any business (including any division, group or franchise of a larger organization) that competes with the business of the Company or any subsidiary or entity in which the Company owns, directly or indirectly, any equity interest, in each case as previously conducted, currently conducted or currently planned to be conducted.

11.Compliance with Law. This Award and the issuance or transfer of Shares in accordance with Article VIII of the Plan shall be subject to compliance by the Company and the Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Shares may be listed.  No Shares shall be issued or transferred unless and until any then applicable requirements of state and federal law and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.  The Grantee understands that the Company is under no obligation to register the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

12.Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Committee, care of the Company, at the Company’s principal corporate offices. Any notice required to be delivered to the Grantee under this Agreement shall be in writing and addressed to the Grantee at the Grantee’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Committee) from time to time.

13.Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles.

14.Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Grantee and the Company.

15.Performance Stock Units Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders.  The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

16.Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Grantee and the Grantee’s beneficiaries, executors, administrators and the person(s) to whom the Performance Stock Units may be transferred by will or the laws of descent or distribution.

17.Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

18.Discretionary Nature of Plan. The Plan is discretionary and may be amended, altered, suspended or terminated by the Board at any time, in its discretion. The grant of the Performance Stock Units in this Agreement does not create any contractual right or other right to receive any Performance Stock Units or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Committee and the Board. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Grantee’s employment with, or service to, the Company or its Affiliates.

19.Amendment. The Committee has the right to amend this Agreement, prospectively or retroactively; provided, that, no such amendment shall materially impair the previously accrued rights of the Grantee under this Agreement without the Grantee’s consent, subject to the provisions of Section 16.1 of the Plan.

20.Section 409A. This Agreement is intended to be exempt from Section 409A of the Code under the short-term deferral exclusion and shall be construed and interpreted in a manner that is consistent with such intent. If, for any reason, the Company determines that this Award is subject to Section 409A of the Code, the Company shall have the right in its sole discretion (without any obligation to do so) to adopt such amendments to the Plan or this Agreement, or to adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take other actions, as the Company determines are necessary or appropriate for the Award to either be exempt from or comply with the requirements of Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Grantee on account of non-compliance with Section 409A of the Code.  If the Grantee is deemed a “specified employee” within the meaning of Section 409A of the Code, as determined by the Committee, at a time when the Grantee becomes eligible for settlement of the Performance Stock Units upon his “separation from service,” within the meaning of Section 409A of the Code, from the Company, then, if and to the extent that the Grantee’s Award is subject to Section 409A of the Code and to the extent necessary to prevent any accelerated or additional tax under Section 409A of the Code, such settlement will be delayed until the earlier of: (a) the date that is six months following the Grantee’s separation from service and (b) the Grantee’s death.

21.No Impact on Other Benefits. The value of the Grantee’s Performance Stock Units is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

22.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

23.Acceptance. The Grantee hereby acknowledges receipt of a copy of the Plan and this Agreement. The Grantee has read and understands the terms and provisions thereof, and accepts the Performance Stock Units subject to all of the terms and conditions of the Plan and this Agreement. The Grantee acknowledges that there may be adverse tax consequences upon the vesting or settlement of the Performance Stock Units or disposition of the underlying Shares, and that the Grantee has been advised to consult a tax advisor prior to such vesting, settlement or disposition.

24.Data Privacy.  The Grantee acknowledges that the Company and the Subsidiaries and Affiliates will collect, process, transfer and hold the Grantee’s personal data as is necessary for the purposes of operating the Plan and administering the Grantee’s Awards, and hereby provides consent to these actions. However, if the Grantee resides within the European Union, the Company and the Subsidiaries and Affiliates will collect, process, transfer and hold information relating to the Grantee for the purposes of operating the Plan and administering the Grantee’s Awards in accordance with the privacy notice which is available from the Grantee’s employer.

APPENDIX I

Performance Period:The three-year period commencing on January 1, 2022 and ending on December 31, 2024.

Performance Years:Each of the three calendar years within the Performance Period.

Target Number of Performance Stock Units (“Target Number”):

Entire Performance Period:

Performance Year 1:

Performance Year 2:

Performance Year 3:

The number of Shares that the Grantee earns for each Performance Year during the Performance Period will be equal to the sum of (i) the product of fifty percent (50%) of the Target Number for the Performance Year and the Adjusted Earnings Per Share (“EPS”) Growth Payout Percentage for the Performance Year; plus (ii) the product of fifty percent (50%) of the Target Number for the Performance Year and the Adjusted Revenue Growth Payout Percentage for the Performance Year, as set out in the tables below.

Adjusted EPS Growth Payout Percentage

The Adjusted EPS Growth Payout Percentage for each Performance Year in the Performance Period shall be determined in accordance with the table below.  If the Adjusted EPS Growth falls between tiers, the actual Adjusted EPS Growth Payout Percentage for the Performance Year shall be determined by linear interpolation between the relevant tiers.

Performance Level	Adjusted EPS Growth for Performance Year 1	Adjusted EPS Growth for Performance Year 2	Adjusted EPS Growth for Performance Year 3	Adjusted EPS Growth Payout Percentage
Threshold	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%

Target	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
Maximum	__%	__%	__%	__%

Adjusted Revenue Growth Payout Percentage

The Adjusted Revenue Growth Payout Percentage for the Performance Period shall be determined in accordance with the table below.  If the Adjusted Revenue Growth falls between tiers, the actual Adjusted Revenue Growth Payout Percentage for the Performance Year shall be determined by linear interpolation between the relevant tiers.

Performance Level	Adjusted Revenue Growth for Performance Year 1	Adjusted Revenue Growth for Performance Year 2	Adjusted Revenue Growth for Performance Year 3	Adjusted Revenue Growth Payout Percentage
Threshold	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%

	__%	__%	__%	__%
Target	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
	__%	__%	__%	__%
Maximum	__%	__%	__%	__%